UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, MS CF3-203, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2010, the Board of Directors of RadioShack Corporation (the “Company”) increased the Company’s director stock ownership requirement from 200% to 500% of the annual retainer for non-employee directors.  In connection with this change, the Board of Directors adopted amendments to the Company’s Amended and Restated Bylaws (“Bylaws”) and Corporate Governance Framework.

The amendments to the Bylaws and the Corporate Governance Framework became effective on November 4, 2010.  The amendments to Article III, Section 9 of the Bylaws and corresponding amendments to the Corporate Governance Framework, concerning the ownership of Company stock by the Company’s non-employee directors, are summarized below:

•
The provision in the Bylaws specifying that non-employee directors must own common stock with a fair market value of not less than 200% of the amount of the Board of Directors’ annual retainer on or before the fourth anniversary of their election or appointment was deleted.

•
The Corporate Governance Framework provision specifying that non-employee directors must own shares of the Company’s stock with a minimum value equal to 200% of the directors’ annual retainer was amended to require non-employee directors to own shares of the Company’s stock with a minimum value equal to 500% of the annual retainer for non-employee directors.

•
The provision in the Bylaws explaining that “common stock,” for purposes of the stock ownership requirement, includes vested deferred stock units and common stock units credited to a director’s account under the Company’s benefit plans was deleted.

•
A provision was added to the Corporate Governance Framework explaining that “common stock,” for purposes of the stock ownership policy, shall include vested deferred stock units and common stock units credited to a director’s account under the Company’s benefit plans.

•
Provisions were added to the Bylaws requiring the Board of Directors to adopt stock ownership guidelines for non-employee directors, following a review of the matter by the committee of the Board of Directors responsible for corporate governance matters, copies of which will be published in accordance with applicable law and listing requirements.

The preceding description is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Company’s Corporate Governance Framework, which is posted on the Company’s web site in the Corporate Governance section at http://ir.radioshackcorporation.com/governance.cfm, each of which is incorporated herein by reference.

Item 8.01. Other Events.

The disclosure concerning amendments to the Company’s Corporate Governance Framework provided under Item 5.03 above is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.   Description of Exhibit

3.1	Amended and Restated Bylaws of RadioShack Corporation, dated November 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: November 10, 2010	/s/ James F. Gooch
James F. Gooch
Executive Vice President -
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of RadioShack Corporation, dated November 4, 2010.